American Century World Mutual Funds, Inc. Summary Prospectus and Prospectus Supplement International Value Fund ■ NT International Value Fund
Supplement dated November 14, 2019 ■ Summary Prospectus and Prospectuses dated April 1, 2019

The following entry is added under Portfolio Managers on page 5 of the International Value summary prospectus, page 4 of the NT International Value prospectus and page 5 of the International Value prospectus.
Yulin Long, CFA, Vice President, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since 2019.

The following entry is added under The Fund Management Team on page 9 of the prospectuses.
Yulin Long
Dr. Long, Vice President, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since 2019. She joined American Century Investments in 2005 and became a portfolio manager in 2013. She has a bachelor’s degree in finance from Beijing University, an M.Phil. in accounting from Hong Kong University of Science and Technology, and a Ph.D. in accounting from Stanford University. She is a CFA charterholder.

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